UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): April 30, 2007
MARINER ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-32747	86-0460233

(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

One BriarLake Plaza, Suite 2000
2000 West Sam Houston Parkway South
Houston, Texas	77042
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (713) 954-5500
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement, and Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Exhibit Index
Indenture
Press Release

Item 1.01 Entry into a Material Definitive Agreement, and Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     On April 30, 2007, Mariner Energy, Inc. (“Mariner”) sold and issued $300 million aggregate principal amount of its 8% Senior Notes due 2017 (the “Notes”) under an Indenture, dated as of April 30, 2007, among Mariner, the guarantors party thereto and Wells Fargo Bank, N.A., as trustee (the “Indenture”). The Notes were sold at par in an underwritten offering registered under the Securities Act of 1933. Net offering proceeds, after deducting underwriters’ discounts and estimated offering expenses, were approximately $292.4 million. Mariner used the net offering proceeds to repay debt under its bank credit facility. Affiliates of certain underwriters are lenders under the credit facility and, accordingly, received a portion of the net proceeds. Mariner’s issuance of the Notes is intended to qualify as a bond issuance under its bank credit facility. After issuance of the Notes, the borrowing base under the bank credit facility remained at $450 million as of April 30, 2007, subject to redetermination or adjustment under the credit agreement.
     The Notes are senior unsecured obligations of Mariner, rank senior in right of payment to any future subordinated indebtedness, rank equally in right of payment with Mariner’s existing and future senior unsecured indebtedness, including its outstanding 7 1/2% senior notes due 2013, and are effectively subordinated in right of payment to Mariner’s senior secured indebtedness, including its obligations under its bank credit facility, to the extent of the collateral securing such indebtedness, and to all existing and future indebtedness and other liabilities of any non-guarantor subsidiaries.
     The Notes are jointly and severally guaranteed on a senior unsecured basis by Mariner’s existing and future domestic subsidiaries. In the future, the guarantees may be released or terminated under certain circumstances. Each subsidiary guarantee ranks senior in right of payment to any future subordinated indebtedness of the guarantor subsidiary, ranks equally in right of payment to all existing and future senior unsecured indebtedness of the guarantor subsidiary and effectively subordinate to all existing and future secured indebtedness of the guarantor subsidiary, including its guarantees of indebtedness under Mariner’s bank credit facility, to the extent of the collateral securing such indebtedness.
     Interest on the Notes is payable on May 15 and November 15 of each year, beginning November 15, 2007. The Notes mature on May 15, 2017. There is no sinking fund for the Notes.
     Mariner may redeem the Notes at any time before May 15, 2012 at a price equal to the principal amount redeemed plus a make-whole premium, using a discount rate of the Treasury rate plus 0.50% and accrued but unpaid interest. Beginning on May 15 of the years indicated below, Mariner may redeem the Notes from time to time, in whole or in part, at the prices set forth below (expressed as percentages of the principal amount redeemed) plus accrued but unpaid interest:
2012 at 104.000%
2013 at 102.667%
2014 at 101.333%
2015 and thereafter at 100.000%
In addition, before May 15, 2010, Mariner may redeem up to 35% of the Notes with the proceeds of equity offerings at a price equal to 108% of the principal amount of the Notes redeemed plus accrued but unpaid interest.
     If Mariner experiences a change of control (as defined in the Indenture), subject to certain exceptions, Mariner must give holders of the Notes the opportunity to sell to Mariner their Notes, in whole or in part, at a purchase price equal to 101% of the principal amount, plus accrued and unpaid interest and liquidated damages to the date of purchase.
     Mariner and its restricted subsidiaries are subject to certain negative covenants under the Indenture governing the Notes. The Indenture limits the ability of Mariner and each of its restricted subsidiaries to, among other things:
•	make investments;

•	incur additional indebtedness or issue preferred stock;

•	create certain liens;

•	sell assets;

•	enter into agreements that restrict dividends or other payments from its subsidiaries to itself;

•	consolidate, merge or transfer all or substantially all of its assets;

•	engage in transactions with affiliates;

•	pay dividends or make other distributions on capital stock or subordinated indebtedness; and

•	create unrestricted subsidiaries.
     The Indenture governing the Notes is attached as Exhibit 4.1 and incorporated herein by reference. Mariner’s bank credit agreement, as amended, is attached as Exhibits 4.2 through 4.5. The above summaries of some of the material provisions of the Indenture and of the bank credit agreement, as amended, are qualified in their entirety by those agreements.
     The press release announcing the closing of the Notes offering is attached as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits.

No.	Description

4.1	Indenture, dated as of April 30, 2007, among Mariner Energy, Inc., the guarantors party thereto and Wells Fargo Bank, N.A., as trustee.

4.2*	Amended and Restated Credit Agreement, dated as of March 2, 2006, among Mariner Energy, Inc. and Mariner Energy Resources, Inc., as Borrowers, the Lenders party thereto from time to time, as Lenders, and Union Bank of California, N.A., as Administrative Agent and as Issuing Lender (incorporated by reference to Exhibit 4.1 to Mariner’s Form 8-K filed on March 3, 2006).

4.3*	Amendment No. 1 and Consent, dated as of April 7, 2006, among Mariner Energy, Inc. and Mariner Energy Resources, Inc., as Borrowers, the Lenders party thereto, and Union Bank of California, N.A., as Administrative Agent for such Lenders and as Issuing Lender for such Lenders (incorporated by reference to Exhibit 4.1 to Mariner’s Form 8-K filed on April 13, 2006).

4.4*	Amendment No. 2, dated as of October 13, 2006, among Mariner Energy, Inc. and Mariner Energy Resources, Inc., as Borrowers, the Lenders party thereto, and Union Bank of California, N.A., as Administrative Agent for such Lenders and as Issuing Lender for such Lenders (incorporated by reference to Exhibit 4.1 to Mariner’s Form 8-K filed on October 18, 2006).

4.5*	Amendment No. 3 and Consent, dated as of April 23, 2007, among Mariner Energy, Inc. and Mariner Energy Resources, Inc., as Borrowers, the Lenders party thereto, and Union Bank of California, N.A., as Administrative Agent for such Lenders and as Issuing Lender for such Lenders Lenders (incorporated by reference to Exhibit 4.1 to Mariner’s Form 8-K filed on April 24, 2007).

99.1	Press Release dated April 30, 2007.

*	Incorporated by reference as indicated.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MARINER ENERGY, INC.
Date: April 30, 2007	By:	/s/ John H. Karnes
John H. Karnes,
Senior Vice President and Chief Financial Officer

Exhibit Index

No.	Description

4.1	Indenture, dated as of April 30, 2007, among Mariner Energy, Inc., the guarantors party thereto and Wells Fargo Bank, N.A., as trustee.

4.2*	Amended and Restated Credit Agreement, dated as of March 2, 2006, among Mariner Energy, Inc. and Mariner Energy Resources, Inc., as Borrowers, the Lenders party thereto from time to time, as Lenders, and Union Bank of California, N.A., as Administrative Agent and as Issuing Lender (incorporated by reference to Exhibit 4.1 to Mariner’s Form 8-K filed on March 3, 2006).

4.3*	Amendment No. 1 and Consent, dated as of April 7, 2006, among Mariner Energy, Inc. and Mariner Energy Resources, Inc., as Borrowers, the Lenders party thereto, and Union Bank of California, N.A., as Administrative Agent for such Lenders and as Issuing Lender for such Lenders (incorporated by reference to Exhibit 4.1 to Mariner’s Form 8-K filed on April 13, 2006).

4.4*	Amendment No. 2, dated as of October 13, 2006, among Mariner Energy, Inc. and Mariner Energy Resources, Inc., as Borrowers, the Lenders party thereto, and Union Bank of California, N.A., as Administrative Agent for such Lenders and as Issuing Lender for such Lenders (incorporated by reference to Exhibit 4.1 to Mariner’s Form 8-K filed on October 18, 2006).

4.5*	Amendment No. 3 and Consent, dated as of April 23, 2007, among Mariner Energy, Inc. and Mariner Energy Resources, Inc., as Borrowers, the Lenders party thereto, and Union Bank of California, N.A., as Administrative Agent for such Lenders and as Issuing Lender for such Lenders Lenders (incorporated by reference to Exhibit 4.1 to Mariner’s Form 8-K filed on April 24, 2007).

99.1	Press Release dated April 30, 2007.

*	Incorporated by reference as indicated.